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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☒	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

MELLANOX TECHNOLOGIES, LTD.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
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	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:
☐	Fee paid previously with preliminary materials.
☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

NOTICE OF
2014 EXTRAORDINARY GENERAL MEETING OF
SHAREHOLDERS TO BE HELD ON JANUARY 7, 2014

To our Shareholders:

        You are cordially invited to attend our 2014 extraordinary general meeting of shareholders, which will be held at the offices of Mellanox Technologies, Ltd., located at Beit Mellanox, Yokneam, Israel 20692, on Tuesday, January 7, 2014 at 6:00 p.m. local Israeli time (11:00 a.m. Eastern Standard Time). Shareholders may also participate in the meeting via a live webcast on the investor relations section of the Mellanox website at www.mellanox.com. Please access the website 15 minutes prior to the start of the meeting to download and install any necessary audio software. You may also participate in the meeting via teleconference by dialing the toll-free U.S. telephone number (800) 895-0231, the international telephone number +1 (785) 424-1054 or the toll-free Israeli telephone number 1-809-256-145 at least 15 minutes prior to the start of the meeting and referencing the conference ID number MLNX0114.

        We are holding the extraordinary general meeting for the following purpose:

  1.
  As required by Israeli Companies Law, 5759-1999, to approve our compensation philosophy statement.

        This item of business to be transacted at the meeting is more fully described in the proxy statement, which is part of this notice.

        The meeting will begin promptly at 6:00 p.m. local Israeli time (11:00 a.m. Eastern Standard Time) and check-in will begin at 5:00 p.m. local Israeli time. Only holders of record of ordinary shares at the close of business on November 29, 2013, the record date, are entitled to notice of, to attend and to vote at the meeting and any adjournments or postponements of the meeting.

        All shareholders are cordially invited to attend the meeting in person. Even if you plan to attend the meeting, please complete, sign and date the enclosed proxy card and return it promptly in the postage-paid return envelope in order to ensure that your vote will be counted if you later decide not to, or are unable to, attend the meeting. Even if you have given your proxy, you may still attend and vote in person at the meeting after revoking your proxy prior to the meeting.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE 2014
EXTRAORDINARY GENERAL MEETING OF SHAREHOLDERS TO BE HELD ON JANUARY 7, 2014

The proxy statement and proxy card are available at https://proxydocs.com/mlnx.

By order of the board of directors,

Alan C. Mendelson Secretary

Menlo Park, California
November 15, 2013

PROXY STATEMENT FOR
2014 EXTRAORDINARY GENERAL MEETING OF
SHAREHOLDERS TO BE HELD ON JANUARY 7, 2014

        This proxy statement is furnished to our shareholders as of the close of business on November 29, 2013, the record date, in connection with the solicitation of proxies by our board of directors for use at our extraordinary general meeting of shareholders, to be held at the offices of Mellanox Technologies, Ltd., located at Beit Mellanox, Yokneam, Israel, on Tuesday, January 7, 2014 at 6:00 p.m. local Israeli time (11:00 a.m. Eastern Standard Time) and at any adjournments or postponements of the meeting. We are mailing this proxy statement and the proxy card to our shareholders on or about December 6, 2013.

QUESTIONS AND ANSWERS REGARDING THIS SOLICITATION AND VOTING
AT THE MEETING

Why am I receiving this proxy statement?	You are receiving this proxy statement from us because you were a shareholder of record at the close of business on the record date of November 29, 2013. As a shareholder of record, you are invited to attend our extraordinary general meeting of shareholders and are entitled to vote on the items of business described in this proxy statement. This proxy statement contains important information about the meeting and the items of business to be transacted at the meeting. You are strongly encouraged to read this proxy statement, which includes information that you may find useful in determining how to vote.
As of November 13, 2013, there were 43,941,386 ordinary shares outstanding. Our ordinary shares are our only class of voting stock.
Who is entitled to attend and vote at the meeting?

Only holders of record of shares of our ordinary shares at the close of business on November 29, 2013 are entitled to notice of, to attend and to vote at the meeting and any adjournments or postponements of the meeting.

How can I listen to the extraordinary general meeting if I do not attend in person?

You are invited to listen to the extraordinary general meeting live via webcast on January 7, 2014, at the investor relations section of the Mellanox website at www.mellanox.com, beginning at 6:00 p.m. local Israeli time (11:00 a.m. Eastern Standard Time). It is recommended that shareholders access the website at least 15 minutes prior to the designated starting time in order to download and install any necessary audio software.

The extraordinary general meeting will also be available via telephone conference call. In order to access the telephone conference call, dial the toll-free U.S. telephone number (800) 895-0231, the international telephone number +1 (785) 424-1054 or the toll-free Israeli telephone number 1-809-256-145 at least 15 minutes prior to the designated starting time and mention the conference ID number MLNX0114. Neither the webcast nor the teleconference will enable you to vote your shares.

How many shares must be present or represented to conduct business at the meeting (that is, what constitutes a quorum) ?

The presence at the meeting, in person or represented by proxy or by voting instruction card, of at least two shareholders holding at least 33 1/3% of our ordinary shares issued and outstanding on the record date and entitled to vote at the meeting will constitute a quorum for the transaction of business.

What happens if a quorum is not present?

If within half an hour from the time appointed for the meeting a quorum is not present, the meeting will stand adjourned for seven days, to January 14, 2014 at the same hour and place, without any notification to shareholders. If a quorum is not present at the adjourned date of the meeting on January 14, 2014 within half an hour of the time fixed for the commencement thereof, subject to the terms of applicable law, the persons present at the meeting on the adjourned date of January 14, 2014 will constitute a quorum.

What items of business will be voted on at the meeting?	The item of business to be voted on at the meeting is as follows:
1. As required by Israeli Companies Law, 5759-1999 (the "Israeli Companies Law"), to approve our compensation philosophy statement.

What happens if additional matters are presented at the meeting?

The only items of business that our board of directors intends to present at the meeting are set forth in this proxy statement. As of the date of this proxy statement, no shareholder has advised us of the intent to present any other matter, and we are not aware of any other matters to be presented at the meeting. If any other matter or matters are properly brought before the meeting, the person(s) named as your proxyholder(s) will have the discretion to vote your shares on the matters in accordance with their best judgment and as they deem advisable.

How does the board of directors recommend that I vote?	Our board of directors recommends that you vote your shares "FOR" the approval of our compensation philosophy statement.
What shares can I vote at the meeting?

You may vote all of the shares you owned as of November 29, 2013, the record date, including shares held directly in your name as the shareholder of record and all shares held for you as the beneficial owner through a broker, trustee or other nominee such as a bank.

What is the difference between holding shares as a shareholder of record and as a beneficial owner?

Most of our shareholders hold their shares through a broker or other nominee rather than directly in their own name. As summarized below, there are some distinctions between shares held of record and those owned beneficially.

Shareholders of Record.    If your shares are registered directly in your name with our transfer agent, American Stock Transfer and Trust Company, you are considered, with respect to those shares, the shareholder of record, and these proxy materials are being sent directly to you by us. As the shareholder of record, you have the right to vote in person at the meeting or direct the proxyholder how to vote your shares on your behalf at the meeting by fully completing, signing and dating the enclosed proxy card and returning it to us in the enclosed postage-paid return envelope.

Beneficial Owner.    If your shares are held in a brokerage account or by another nominee, you are considered the beneficial owner of shares held in street name, and these proxy materials are being forwarded to you together with a voting instruction card. As the beneficial owner, you have the right to direct your broker, trustee or nominee to vote your shares as you instruct in the voting instruction card. The broker, trustee or other nominee may either vote in person at the meeting or grant a proxy and direct the proxyholder to vote your shares at the meeting as you instruct in the voting instruction card. If you hold shares through a broker, trustee or nominee, you may also vote in person at the meeting, but only after you obtain a "legal proxy" from the broker, trustee or nominee that holds your shares, giving you the right to vote your shares at the meeting. Your broker, trustee or nominee has enclosed or provided a voting instruction card for you to use in directing the broker, trustee or nominee how to vote your shares.

How can I vote my shares without attending the meeting?

Whether you hold shares directly as the shareholder of record or as a beneficial owner, you may direct how your shares are voted without attending the meeting by completing and returning the enclosed proxy card or voting instruction card (as described below). If you provide specific instructions with regard to items of business to be voted on at the meeting, your shares will be voted as you instruct on those items. Proxies properly signed, dated and submitted to us that do not contain voting instructions and are not revoked prior to the meeting will be voted "FOR" the approval of our compensation philosophy statement.

Voting by Telephone or over the Internet.    You may also vote by telephone or over the Internet by following the instructions included on the enclosed proxy card or voting instruction card. You may vote by telephone or over the Internet until 11:59 p.m. Eastern Standard Time the day before the meeting.

How can I vote my shares in person at the meeting?

Shares held in your name as the shareholder of record may be voted in person at the meeting (after providing proof of identification). Shares held beneficially in street name may be voted in person only if you obtain a legal proxy from the broker, trustee or nominee that holds your shares giving you the right to vote the shares at the meeting. You should be prepared to present photo identification for admittance. Please also note that if you are not a shareholder of record but hold shares through a broker, trustee or nominee, you will need to provide proof of beneficial ownership as of the record date, such as your most recent brokerage account statement, a copy of the voting instruction card provided by your broker, trustee or nominee or other similar evidence of ownership. The meeting will begin promptly at 6:00 p.m. local Israeli time (11:00 a.m. Eastern Standard Time). Check-in will begin at 5:00 p.m. local Israeli time. Even if you plan to attend the meeting, we recommend that you also complete, sign and date the enclosed proxy card or voting instruction card and return it promptly in the accompanying postage-paid return envelope in order to ensure that your vote will be counted if you later decide not to, or are unable to, attend the meeting.

Can I change my vote or revoke my proxy?

You may change your vote or revoke your proxy at any time prior to the vote at the meeting. If you are the shareholder of record, you may change your vote by granting a new proxy bearing a later date, which automatically revokes the earlier proxy, by providing a written notice of revocation to our corporate secretary prior to your shares being voted or by attending the meeting and voting in person. Attendance at the meeting will not cause your previously granted proxy to be revoked unless you specifically so request. If you are a beneficial owner, you may change your vote by submitting a new voting instruction card to your broker, trustee or nominee, or, if you have obtained a legal proxy from your broker, trustee or nominee giving you the right to vote your shares, by attending the meeting and voting in person.

Is my vote confidential?

Proxy cards, voting instructions, ballots and voting tabulations that identify individual shareholders are not secret; however, all such materials will be handled in a manner intended to reasonably protect your voting privacy. Your vote will not be disclosed, except as required by law and except as required to American Stock Transfer and Trust Company, our transfer agent, to allow for the tabulation of votes and certification of the vote and to facilitate a successful proxy solicitation.

How are votes counted and what vote is required to approve each item?

Each outstanding ordinary share entitles the holder thereof to one vote on each matter considered at the meeting. Shareholders are not entitled to cumulate their votes with respect to any matter submitted to a vote of the shareholders pursuant to this proxy statement.

The approval of our compensation philosophy statement requires the approval of the holders of a majority of the voting power represented at the meeting in person or by proxy and voting thereon provided that (i) such majority includes at least a majority of the ordinary shares voted by shareholders who are not controlling shareholders nor are they shareholders who have a personal interest in the approval of the compensation philosophy statement (abstentions are disregarded), or (ii) the total ordinary shares of non-controlling shareholders and non-interested shareholders voted against this proposal must not represent more than two percent of the voting rights in the company. The Company is not currently aware of any controlling shareholders, as such term is defined in the Israeli Companies Law. Pursuant to the Israeli Companies Law, the term "Personal Interest" is defined as a shareholder's personal interest in an action or a transaction of a company including the personal interest of the shareholder's spouse, siblings, parents, grandparents, descendants, spouse's descendants, siblings or parents or the spouse of any such persons or the personal interest of any entity in which the shareholder or one of the aforementioned relatives of the shareholder serves as a director or a chief executive officer, has the right to appoint a direct or the chief executive officer or owns 5% or more of the outstanding shares or voting rights, excluding a personal interest arising solely from ownership of a company's shares. You may vote either "FOR" or "AGAINST" this proposal, or you may abstain. A properly executed proxy marked "ABSTAIN" with respect to this proposal will not be voted with respect to such proposal, although it will be counted for purposes of determining whether there is a quorum present.

What is a "broker non-vote"?

Under the rules that govern brokers and banks that have record ownership of our ordinary shares that are held in street name for their clients such as you, who are the beneficial owners of the shares, brokers and banks have the discretion to vote such shares on routine matters. The approval of our compensation philosophy statement is considered to be a non-routine matter on which brokers do not have discretion to vote. We encourage you to provide instructions to your broker regarding the voting of your shares; otherwise, if you do not provide instructions to your broker or bank regarding how to vote your shares on the non-routine proposals set forth in this proxy, then your shares will NOT be voted on these important shareholder proposals.

If you do not otherwise instruct your broker or bank, the broker or bank may vote your shares on routine matters. A "broker non-vote" occurs when a broker or bank expressly instructs on a proxy card that it is not voting on a matter, whether routine or non-routine.

How are "broker non-votes" counted?

Broker non-votes will be counted as present for the purpose of determining the presence or absence of a quorum for the transaction of business, but they will NOT be counted in tabulating the voting result for any particular proposal.

How are abstentions counted?

If you return a proxy card that indicates an abstention from voting on all matters, the shares represented by your proxy will be counted as present for the purpose of determining the presence or absence of a quorum for the transaction of business, but they will NOT be counted in tabulating the voting result for any particular proposal.

What happens if the meeting is adjourned?

Assuming the presence of a quorum, if our extraordinary general meeting is adjourned to another time and place, no additional notice will be given of the adjourned meeting if the time and place of the adjourned meeting is announced at the extraordinary general meeting, unless the adjournment is for more than 21 days, in which case a notice of the adjourned meeting will be given to each shareholder of record as of November 29, 2013 entitled to vote at the adjourned meeting. At the adjourned meeting, we may transact any items of business that might have been transacted at the extraordinary general meeting.

Who will serve as inspector of elections?	A representative of American Stock Transfer and Trust Company, our transfer agent, will tabulate the votes and act as inspector of elections at the meeting.

What should I do in the event that I receive more than one set of proxy materials?

You may receive more than one set of these proxy solicitation materials, including multiple copies of this proxy statement and multiple proxy cards or voting instruction cards. For example, if you hold your shares in more than one brokerage account, you may receive a separate voting instruction card for each brokerage account in which you hold shares. In addition, if you are a shareholder of record and your shares are registered in more than one name, you may receive more than one proxy card. Please complete, sign, date and return each proxy card and voting instruction card that you receive to ensure that all your shares are voted.

Who is soliciting my vote and who will bear the costs of this solicitation?

The enclosed proxy is being solicited on behalf of our board of directors. We will bear the entire cost of solicitation of proxies, including preparation, assembly, printing and mailing of this proxy statement. In addition to solicitation by mail, our directors, officers, employees and agents may also solicit proxies in person, by telephone, by electronic mail or by other means of communication. We will not pay any additional compensation to our directors, officers or other employees for soliciting proxies. We may pay compensation to a proxy soliciting agent, if we retain one. Copies of the proxy materials will be furnished to brokerage firms, banks, trustees, custodians and other nominees holding beneficially owned shares of our ordinary shares, who will forward the proxy materials to the beneficial owners. We may reimburse brokerage firms, banks, trustees, custodians and other agents for the costs of forwarding the proxy materials. Our costs for forwarding proxy materials are not expected to be significant.

Where can I find the voting results of the meeting?	We intend to announce preliminary voting results at the meeting and publish the final voting results in a Current Report on Form 8-K filed within four business days after the meeting.
What is the deadline for submitting proposals for consideration at next year's annual general meeting of shareholders or to nominate individuals to serve as directors?	As a shareholder, you may be entitled to present proposals for action at a future meeting of shareholders, including director nominations.

Shareholder Proposals:    For a shareholder proposal to be considered for inclusion in our proxy statement for the annual general meeting to be held in 2014, the proposal must be in writing and received by the secretary of the company at the offices of Mellanox Technologies, Ltd., c/o Mellanox Technologies, Inc., 350 Oakmead Parkway, Suite 100, Sunnyvale, California 94085, Attention: Corporate Secretary, no later than December 13, 2013, or such proposal will be considered untimely under Rule 14a-8 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). If the date of our 2014 annual general meeting is more than 30 days before or 30 days after the anniversary date of our 2013 annual general meeting, the deadline for inclusion of proposals in our proxy statement will instead be a reasonable time before we begin to print and mail our proxy materials. Shareholder proposals must comply with the requirements of Rule 14a-8 of the Exchange Act and any other applicable rules established by the Securities and Exchange Commission, or SEC. Proposals of shareholders intended to be presented at the annual general meeting to be held in 2014 without inclusion of such proposals in our proxy statement relating to such annual general meeting must be received not later than 60 days and not more than 120 days before such annual general meeting. Shareholders are also advised to review our amended and restated articles of association, which contain additional requirements with respect to advance notice of shareholder proposals.

Nomination of Director Candidates:    Any proposals for director candidates must be in writing, include the name and address of the shareholder who is making the nomination and of the nominee and should be directed to the secretary of the company at the offices of Mellanox Technologies, Ltd, c/o Mellanox Technologies, Inc., 350 Oakmead Parkway, Suite 100, Sunnyvale, California 94085, Attention: Corporate Secretary, or such proposal may not be acknowledged by the company. Our amended and restated articles of association also require that any proposal for nomination of directors include the consent of each nominee to serve as a member of our board of directors, if so elected. Shareholders are also advised to review our amended and restated articles of association, which contain additional requirements with respect to shareholder nominees for our board of directors. In addition, the shareholder must give timely notice to the secretary of the company in accordance with the provisions of our amended and restated articles of association, which require that the notice be received by the secretary of the company no later than February 12, 2014.

PROPOSAL ONE—PROPOSAL TO APPROVE THE COMPANY'S COMPENSATION PHILOSOPHY STATEMENT

        Pursuant to a recent amendment to the Israeli Companies Law ("Amendment 20"), all public Israeli companies, including companies whose shares are only publicly-traded outside of Israel, such as Mellanox, are required to adopt a written compensation policy for their office holders, which addresses certain items prescribed by the Israeli Companies Law. The term "Office Holder" as defined in the Israeli Companies Law includes directors, executive officers and any manager directly subordinate to the chief executive officer.

        Pursuant to Amendment 20, the adoption, amendment and restatement of the policy is to be recommended by the compensation committee and approved by the board of directors and shareholders, except that the approval of the shareholders may be waived in certain circumstances prescribed by the Israeli Companies Law. Pursuant to the Israeli Companies Law as currently in effect, a compensation policy must generally be approved by the board of directors (after considering the recommendations of the compensation committee) and the shareholders every three years.

        Following the recommendation of our compensation committee, our board of directors approved and recommends that shareholders approve the proposed Mellanox Compensation Philosophy Statement, a copy of which is attached as Annex A to this proxy statement.

        We are proposing to adopt the following resolution:

        "RESOLVED, to approve the Mellanox Compensation Philosophy Statement in the form attached as Annex A hereto."

        The affirmative vote of the holders of a majority of the voting power represented and voting on this proposal in person or by proxy is necessary for the approval of the Mellanox Compensation Philosophy Statement provided that (i) such majority includes at least a majority of the ordinary shares voted by shareholders who are not controlling shareholders nor are they shareholders who have a personal interest in the approval of the Mellanox Compensation Philosophy Statement (abstentions are disregarded) or (ii) the total ordinary shares of non-controlling shareholders and non-interested shareholders voted against this proposal must not represent more than two percent of the voting rights in the company. The Company is not currently aware of any controlling shareholders, as such term is defined in the Israeli Companies Law. Pursuant to the Israeli Companies Law, the term "Personal Interest" is defined as a shareholder's personal interest in an action or a transaction of a company including the personal interest of the shareholder's spouse, siblings, parents, grandparents, descendants, spouse's descendants, siblings or parents or the spouse of any such persons or the personal interest of any entity in which the shareholder or one of the aforementioned relatives of the shareholder serves as a director or a chief executive officer, has the right to appoint a direct or the chief executive officer or owns 5% or more of the outstanding shares or voting rights, excluding a personal interest arising solely from ownership of a company's shares.

Board of Directors' Recommendation

        THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE APPROVAL OF THE COMPANY'S COMPENSATION PHILOSOPHY STATEMENT IN THIS PROPOSAL ONE.

SECURITY OWNERSHIP

Security Ownership of Certain Beneficial Owners and Management

        The following table provides information relating to the beneficial ownership of our ordinary shares as of October 31, 2013, by:

  •
  each shareholder known by us to own beneficially more than 5% of our ordinary shares (based on information supplied in Schedules 13D and 13G filed with the Securities and Exchange Commission ("SEC"), as indicated);

  •
  each of our named executive officers (our principal executive officer, our principal financial officer and our three other most highly compensated executive officers);

  •
  each of our directors; and

  •
  all of our directors and executive officers as a group.

        Beneficial ownership is determined according to the rules of the SEC and generally means that a person has beneficial ownership of a security if he, she or it possesses sole or shared voting or investment power of that security, and includes options that are currently exercisable or exercisable within 60 days of October 31, 2013. Except as indicated by footnote, and subject to community property laws where applicable, we believe the persons named in the table have sole voting and investment power with respect to all ordinary shares shown as beneficially owned by them.

        Unless otherwise indicated below, the address for each beneficial owner listed is c/o Mellanox Technologies, Inc., 350 Oakmead Parkway, Suite 100, Sunnyvale, California 94085, Attention: Chief Financial Officer.

	Beneficial Ownership
Name of Beneficial Owner	Ordinary Shares	Options Exercisable within 60 Days	Restricted Stock Units Vesting within 60 Days	Shares Beneficially Owned	Percentage of Shares Outstanding(1)
5% Shareholders:
FMR LLC(2)	5,820,136	—	—	5,820,136	13.76%
82 Devonshire Street Boston, MA 02109
Oracle Corporation(3)	3,782,800	—	—	3,782,800	9.84%
500 Oracle Parkway Redwood City, CA 94065
Migdal Insurance & Financial Holdings Ltd(4)	3,138,211	—	—	3,138,211	7.90%
4 Efal Street P.O. Box 3063 Petach Tikva 49512, Israel
Psagot Investment House Ltd(5)	2,452,092	—	—	2,452,092	6.17%
14 Ahad Ha'am Street Tel Aviv 65142, Israel
Executive Officers and Directors:
Eyal Waldman(6)	1,511,213	245,256	11,188	1,767,657	4.01%
Roni Ashuri	176,307	43,048	2,283	221,638	*
Dov Baharav	5,834	19,000	833	25,667	*
Shai Cohen	188,791	49,691	2,563	241,045	*
Glenda Dorchak	8,334	41,142	833	50,309	*
Irwin Federman	43,300	—	833	44,133	*
Amal M. Johnson	21,667	74,998	833	97,498	*
Michael Kagan	129,858	38,952	2,283	171,093	*
Thomas J. Riordan	47,211	21,428	833	69,472	*
Jacob Shulman	5,354	15,169	3,915	24,438	*
Marc Sultzbaugh	23,205	87,056	3,188	113,449	*
Thomas Weatherford	4,167	17,201	833	22,201	*
All executive officers and directors as a group (12 persons)	2,165,241	652,941	30,418	2,848,600	6.41%
Former Executive Officer:
Michael Gray(7)	439	0	0	439	*

*
Represents beneficial ownership of less than one percent (1%) of the outstanding ordinary shares.

(1)
The applicable percentage ownership for members of our board of directors and named executive officers is based on 43,788,386 ordinary shares outstanding as of October 31, 2013, together with applicable options and restricted stock units for such shareholder. The applicable percentage ownership for the other beneficial owners listed in the table is based on the number of outstanding shares as of the dates indicated in the relevant Schedules 13D and 13G filings described in footnotes 2 through 5 below. Beneficial ownership is determined in accordance with the rules of the SEC, based on factors including voting and investment power with respect to shares. Ordinary shares subject to the options currently exercisable, or exercisable within 60 days of October 31, 2013, and ordinary shares underlying restricted stock units that vest within 60 days of October 31, 2013 are deemed outstanding for computing the percentage ownership of the person holding such options but are not deemed outstanding for computing the percentage ownership of any other person.

(2)
This information is as of December 31, 2012 and is based on Amendment No. 6 to Schedule 13G filed with the SEC on February 14, 2012 by FMR LLC ("FMR"), Fidelity Management & Research Company ("Fidelity"), Fidelity Growth Company Fund ("Fidelity Growth") and Edward C. Johnson 3d, pursuant to a joint filing agreement. Fidelity, a wholly-owned subsidiary of FMR and an investment adviser, is the beneficial owner of 5,820,136 ordinary shares as a result of acting as investment adviser to various investment companies. The ownership of one investment company, Fidelity Growth, amounted to 4,231,289 ordinary shares. Edward C. Johnson 3d and FMR, through its control of Fidelity, and the funds each has sole power to dispose of the 5,820,136 ordinary shares owned by FMR funds. Members of the family of Edward C. Johnson 3d, chairman of FMR, are the predominant owners, directly or through trusts, of Series B voting common shares of FMR, representing 49% of the voting power of FMR. The Johnson family group and all other Series B shareholders of FMR have entered into a shareholders' voting agreement under which all Series B voting common shares of FMR will be voted in accordance with the majority vote of Series B voting common shares of FMR. Accordingly, through their ownership of voting common shares and the execution of the shareholders' voting agreement, members of the Johnson family may be deemed, under the Investment Company Act of 1940, to form a controlling group with respect to FMR. Neither FMR nor Edward C. Johnson 3d, chairman of FMR, has the sole power to vote or direct the voting of the shares owned directly by the Fidelity funds, which power resides with the funds' Boards of Trustees. Fidelity carries out the voting of the shares under written guidelines established by the funds' Boards of Trustees. Fidelity, FMR and Fidelity Growth have their principal business office at 82 Devonshire Street, Boston, Massachusetts 02109.

(3)
This information is as of September 22, 2011 and is based on Amendment No. 1 to Schedule 13D filed with the SEC on such date by Oracle Corporation ("Oracle"). Oracle is the beneficial owner and has sole power to dispose of the 3,782,800 ordinary shares owned by Oracle.

(4)
This information is as of December 31, 2012 and is based on the Schedule 13G filed with the SEC on February 12, 2013 by Migdal Insurance & Financial Holdings Ltd ("Migdal"). Migdal is the beneficial owner of 3,138,211 shares, of which 81,887 are beneficially held for Migdal's own account and 3,056,324 shares are held for members of the public through, among others, provident funds, mutual funds, pension funds and insurance policies, which are managed by subsidiaries of Migdal, as follows: 1,807,472 shares are held by profit participating life assurance accounts; 1,113,894 shares are held by provident funds and companies that manage provident funds; and 134,958 shares are held by companies for the management of funds for joint investments in trusteeship. Each of the subsidiaries operates under independent management and makes independent voting and investment decisions.

(5)
This information is as of December 31, 2012 and is based on Amendment No. 1 to Schedule 13G filed with the SEC on February 13, 2013 by Psagot Investment House Ltd. ("Psagot"). 2,452,092 shares are beneficially owned by portfolio accounts, mutual funds, provident funds and pension funds managed by Psagot's wholly-owned subsidiaries, Psagot Securities Ltd., Psagot Mutual Funds Ltd., Psagot Provident Funds and Pension Ltd., and Psagot Pension (Haal) Ltd., and by Psagot Exchange Traded Notes Ltd. (collectively, the "Psagot Subsidiaries"). Portfolio accounts managed by Psagot Securities Ltd. are the beneficial owners of 1,320,266 shares. Provident funds managed by Psagot Provident Funds and Pension Ltd. are the beneficial owners of 729,916 shares. Psagot Exchange Traded Notes Ltd. is the beneficial owner of 330,618 shares. Mutual funds managed by Psagot Mutual Funds Ltd. are the beneficial owners of 56,976 shares. Of this amount, 9,700 shares may also be considered beneficially owned by Psagot Securities Ltd. but are not included in the shares beneficially owned by Psagot Securities Ltd., as indicated above. Pension funds managed by Psagot Pension (Haal) Ltd. are the beneficial owners of 14,316 shares. The Psagot Subsidiaries operate under independent management and make their own independent voting and investment decisions, and any economic interest or beneficial ownership in any of the securities covered by this report is held for the benefit of the owners of portfolio accounts, the holders of the exchange-traded notes, or for the benefit of the members of the mutual funds, provident funds or pension funds, as the case may be.

(6)
Includes 1,426,043 ordinary shares held by Waldo Holdings 2, a general partnership formed pursuant to the laws of Israel, of which Mr. Waldman is a general partner. Mr. Waldman has sole voting and dispositive power over all of the shares.

(7)
Includes 439 ordinary shares held by the M&M Gray Family 2001 Trust U/T/A, for which Mr. Gray is a trustee. Mr. Gray retired from his position as our chief financial officer in November 2012.

        This proxy statement contains "forward-looking statements" (as defined in the Private Securities Litigation Reform Act of 1995). These statements are based on the company's current expectations and involve risks and uncertainties, which may cause results to differ materially from those set forth in the statements. The forward-looking statements may include statements regarding actions to be taken by the company. The company undertakes no obligation to publicly update any forward-looking statement, whether as a result of new information, future events or otherwise. Forward-looking statements should be evaluated together with the many uncertainties that affect the company's business, particularly those mentioned in the risk factors in Item 1A of our Annual Report on Form 10-K for the year ended December 31, 2012 and in our periodic reports on Form 10-Q.

 WHERE YOU CAN FIND ADDITIONAL INFORMATION

        We file annual, quarterly and current reports, proxy statements and other information with the SEC. You may read and copy any document we file with the SEC at the SEC's Public Reference Room located at 100 F Street, N.E., Washington, D.C. 20549. You may call the SEC at 1-800-SEC-0330 for further information about the SEC's public reference rooms. Our SEC filings are also available to the public at the SEC's website at www.sec.gov and through our website at www.mellanox.com.

OTHER MATTERS

        As of the date of this proxy statement, no shareholder had advised us of the intent to present any other matters, and we are not aware of any other matters to be presented, at the meeting. Accordingly, the only items of business that our board of directors intends to present at the meeting are set forth in this proxy statement.

        If any other matter or matters are properly brought before the meeting, the persons named as proxyholders will use their discretion to vote on the matters in accordance with their best judgment as they deem advisable.

By order of the board of directors,

Alan C. Mendelson Secretary

Menlo Park, California
November 15, 2013

Annex A

MELLANOX TECHNOLOGIES, LTD.
COMPENSATION PHILOSOPHY STATEMENT

General Information

  •
  It is the purpose of Mellanox Technologies, Ltd. (the "Company") to adopt the following compensation philosophy statement (the "Statement") in compliance with the Israeli Companies Law-1999 (the "Companies Law"). This Statement shall apply to the Company's officer holders, as such term is defined in the Companies Law (each, an "Officer Holder" and, collectively, the "Office Holders").

  •
  The Company's Compensation Committee (the "Committee") shall periodically review this Statement and shall monitor its implementation. From time to time, as may be required, the Committee shall recommend to the Company's board of directors (the "Board") amendments to this Statement as necessary to comply with the provisions of the Companies Law.

Objectives

  •
  We believe that the adoption of the Statement will drive our near and longer term success and maximize value for the Company's shareholders.

  •
  It is our goal to ensure that our Statement will enable us to attract, retain, compensate and reward talented Office Holders to ensure we are competitive in the markets in which the Company operates.

  •
  The Statement permits us to award all elements of compensation in amounts and types required by market conditions to ensure Office Holders are properly incentivized and rewarded for their contributions to maximizing value for the Company's shareholders.

  •
  The Statement is intended to enable us to preserve, protect and promote the Company's competitive & technical leadership.

  •
  The Statement reflects the Company's commitment to setting variable elements of compensation, such as cash bonuses and equity based compensation, on the Company's mid and long term financial performance, on the one hand, and the Office Holder's contributions to the Company's success, on the other hand.

Basic Assumptions

  •
  Our Statement recognizes the payment by the Company to its Office Holders of the following three elements of compensation:

  •
  Short-term compensation—such as base salary, including social benefits, set and paid in amounts competitive with comparable peer companies and as required by applicable law.

  •
  Mid-term compensation—such as cash bonuses, set and paid in amounts based on the Company's past financial performance.

  •
  Long-term compensation—such as (i) an opportunity to earn equity ownership of the Company through the grant or award of an equity interest from the Company's equity incentive plans or through the direct purchase of our ordinary shares pursuant to our Employee Stock Purchase Plan (the "ESPP") and (ii) cash bonuses.

  •
  Our policy is to pay some or all of the above compensation elements to Office Holders.

  •
  The Company is a global company that operates in a global competitive market. Bearing in mind the purpose of this Statement, and specifically, the Company's intent to recruit and retain top talent, the compensation paid to Office Holders should be aligned with the contribution of its Office Holders. The Company is mindful that achieving that will result in salary differentials.

  •
  In determining the actual compensation to be paid to each Office Holder, the following shall be considered:

  •
  The ratio between such Officer Holder's compensation and the salary paid to other employees and contractors of the Company, including without limitation, the ratios to the median and average salaries of such employees and contractors, and whether such variation has an effect on employment relationships within the Company.

  •
  The education, skills, expertise, professional experience and accomplishments of the Office Holder.

  •
  The role, responsibilities and previous compensation arrangements of the Office Holder.

  •
  Any other requirements prescribed by applicable law.

  •
  Office Holders of the Company shall be required to repay to the Company any excess payments made to them which were based on the Company's performance if such payments were paid based on false and restated financial statements of the Company.

  •
  Non-employee directors of the Company, including external directors (as such term defined in the Companies Law), shall receive cash compensation for their services as members of our Board and Board committees. Our non-employee directors shall be reimbursed for their reasonable expenses incurred in connection with attending Board and Board committee meetings. In addition, our non-employee directors shall receive equity compensation, pursuant to one or more approved equity plan(s).

  •
  The Company may insure, exempt and indemnify its Office Holders against certain liabilities subject to and in accordance with the provisions of the Companies Law, the Company's articles of association, as amended, and any other applicable laws.

Fixed Compensation: Base Salary & Other Benefits

  •
  The amount of base salary shall be determined, in addition to the aforementioned factors, based on the Office Holders' performance, level of responsibility and comparable pay levels paid by peer group companies.

  •
  Except in certain acquisition related situations, the Company does not provide any separation payments upon termination of the Office Holder's employment with the Company, other than payments prescribed by applicable law. Should the Company, at its sole discretion, elect to make a separation payment to an Office Holder, then such payment should not exceed in aggregate 2 times such Office Holder's annual pre-tax salary. In addition, to the extent paid, any separation payment to an Office Holder should be determined based upon the following factors: the Office Holder's years of service or term of employment, his or her employment/service conditions, with the Company; the Company's performance and the Office Holder's contribution to the Company's profitability during the Office Holder's service with the Company; the Company's ability to meet its targets in the event any separation payment is made; and, the circumstances regarding the termination of the Office Holder's employment with the Company.

  •
  The Company may provide additional non-payroll benefits to its Office Holders, such as social benefits, car allowances, mobile communication devices and services or allowances for the purchase of the same, other perquisites, reimbursement of Company-related expenses, advanced notice or payment in lieu of notice upon termination of employment, medical, disability or group life insurance, and travel reimbursement per the Company's travel policy, as amended from time to time.

Equity Compensation Elements

  •
  We believe that Office Holders should enjoy the opportunity to become shareholders of the Company through the grant or award of an option, RSU's or the right to acquire our ordinary shares pursuant to our ESPP Plan, or pursuant to any other equity compensation permitted under the Company's equity incentive plans, as in effect from time to time.

  •
  We believe that equity compensation is a tool to retain Office Holders over the long-term.

  •
  Unless determined otherwise, the vesting period of equity awards shall be 4 years, in order to promote long-term retention of the Office Holder. In general, such grants and awards shall be made after considering, among other factors, the likelihood that the performance of the Office Holder may increase the long-term value of the Company.

  •
  The Committee or the Board shall not have the discretion to limit the value of an equity grant at the time of the Office Holder's exercise of such grant.

  •
  For purposes of this Statement, the value of equity-based compensation shall be calculated on the grant date of such award.

Cash Bonuses

  •
  Our Statement permits us to pay cash bonuses to our Office Holders in recognition of prior fiscal period achievements.

  •
  It is the intent of the Statement that payments of cash bonuses to Office Holders be paid only for periods when the Company achieved profitability. A significant portion of cash bonuses shall be based on measurable criteria and a non-significant portion of cash bonuses shall be based on non-measurable criteria, as shall be determined from time to time by the Company.

  •
  Measurable criteria include, but are not limited to the following:

  •
  Meeting sales and marketing objectives

  •
  Meeting milestones in implementing the Company's projects

  •
  Execution and promotion of planned projects

  •
  Compliance with the Company's budget

  •
  Promoting the Company's strategic plans

  •
  Development of new technologies

  •
  Compliance with corporate governance rules

  •
  Compliance with the Company's Code of Ethics

  •
  Individual ranking on Office Holder evaluation surveys

  •
  The Office Holder's efforts to promote innovation in the Company

  •
  Meeting legal and regulatory objectives

  •
  Complying with Company policies

  •
  Non-measurable criteria include, but are not limited to the following:

  •
  Contribution to the Company's business, profits and stability

  •
  Increase in the Office Holder's responsibilities during the year

  •
  Office Holder's contribution to our culture of team work

  •
  Qualitative value of the Office Holder's performance during the past fiscal year

  •
  The performance targets and the type and amount of variable compensation to be paid or payable to each Office Holder (other than the CEO) shall be presented and recommended by the Company's CEO and reviewed and approved by the Committee and the Board. The performance targets and the type and amount of variable compensation to be paid or payable to the CEO shall be approved by the Committee, the Board and the Company's shareholders, subject to and in accordance with the provisions of the Companies Law.

Caps and Ratios Applicable to Cash Bonuses and Equity Grants

  •
  Subject to the approval of the Committee and the Board, the maximum annual value of the cash bonus for each Office Holder shall not exceed two times such Office Holder's annual fixed compensation (base salary).

  •
  Subject to the approval of the Committee and the Board, the maximum annual value of variable compensation components (cash bonuses and equity grants) for all Office Holders of the Company shall not exceed 2% of the Company's market cap.

  •
  The Board shall have the discretion to unilaterally reduce variable compensation components.

  •
  In addition and subject to the provisions of any applicable law, the Company may, from time to time, determine that an Office Holder shall be paid a special bonus, considering the special contribution of such Office Holders to the Company and any other special circumstances.

MELLANOX TECHNOLOGIES, LTD. PROXY FOR THE 2014 EXTRAORDINARY GENERAL MEETING OF SHAREHOLDERS TO BE HELD JANUARY 7, 2014 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. The undersigned shareholder of Mellanox Technologies, Ltd., an Israeli company, hereby acknowledges receipt of the Notice of 2014 Extraordinary General Meeting of Shareholders and Proxy Statement each dated December   , 2013 and hereby appoints Eyal Waldman and Jacob Shulman, as each proxy and attorney-in-fact, with full power of substitution, on behalf and in the name of the undersigned to represent the undersigned at the 2014 Extraordinary General Meeting of Shareholders of Mellanox Technologies, Ltd. to be held on January 7, 2014 at 6:00 p.m. local Israeli time (11:00 a.m. Eastern Standard Time) at the offices of Mellanox Technologies, Ltd., located at Beit Mellanox, Yokneam, Israel 20692 and at any postponement or adjournment thereof, and to vote all ordinary shares which the undersigned would be entitled to vote if then and there personally present, on the matters set forth on the other side. This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted "FOR" the approval of the proposal set forth on the other side in accordance with the Board of Directors' recommendation. If the undersigned does not state otherwise, any additional business to properly come before the meeting will be voted in accordance with the best judgment of the proxies named herein. (Continued and to be signed on the reverse side)

Signature of Shareholder Date: Signature of Shareholder Date: Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person. To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. 1. Approval of the Mellanox Technologies, Ltd. Compensation Philosophy Statement. By voting this proxy card the undersigned hereby certifies that the undersigned has no "personal interest" (as defined in the Israeli Companies Law, 1999) in this proposal. JOHN SMITH 1234 MAIN STREET APT. 203 NEW YORK, NY 10038 EXTRAORDINARY GENERAL MEETING OF SHAREHOLDERS OF MELLANOX TECHNOLOGIES, LTD. January 7, 2014 INTERNET - Access “www.voteproxy.com” and follow the on-screen instructions or scan the QR code with your smartphone. Have your proxy card available when you access the web page. TELEPHONE - Call toll-free 1-800-PROXIES (1-800-776-9437) in the United States or 1-718-921-8500 from foreign countries from any touch-tone telephone and follow the instructions. Have your proxy card available when you call. Vote online/phone until 11:59 PM EST the day before the meeting. MAIL - Sign, date and mail your proxy card in the envelope provided as soon as possible. IN PERSON - You may vote your shares in person by attending the Extraordinary General Meeting. GO GREEN - e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.amstock.com to enjoy online access. PROXY VOTING INSTRUCTIONS Please detach along perforated line and mail in the envelope provided IF you are not voting via telephone or the Internet. THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSAL 1. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE x --------------- ---------------- 00030000000000000000 4 010714 COMPANY NUMBER ACCOUNT NUMBER NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL: The notice of meeting, proxy statement and proxy card are available at https://www.proxydocs.com/mlnx FOR AGAINST ABSTAIN